                            SCHEDULE 14A INFORMATION


                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                   [ ] Confidential, for Use of
[x] Definitive Proxy Statement                    the Commission only (as
[ ] Definitive Additional Materials               permitted by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              PRISM SOLUTIONS, INC.
                (Name of Registrant as Specified In Its Charter)

              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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[ ]   Fee paid previously with preliminary materials:

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[ ]   Check box if any part of the fee is offset as provided by exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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

                               [PRISM LETTERHEAD]



                                 April 18, 1997



To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders to be held at 3:00 p.m. on Tuesday, May 27, 1997 at Prism Solutions, Inc., located at 1000 Hamlin Court, Sunnyvale, California. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

      Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you do plan to attend the meeting, please mark the appropriate box on the proxy.

                                    Sincerely,


                                    Warren M. Weiss
                                    President and Chief Executive Officer

                              PRISM SOLUTIONS, INC.
                                1000 HAMLIN COURT
                           SUNNYVALE, CALIFORNIA 94089

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Prism Solutions, Inc. (the "Company") will be held at the offices of the Company located at 1000 Hamlin Court, Sunnyvale, California on Tuesday, May 27, 1997 at 3:00 p.m. P.D.T. for the following purposes:

    1. To elect directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

               James W. Ashbrook        Nancy J. Schoendorf
               Kevin A. Fong            Norris van den Berg
               Promod Haque             Warren M. Weiss
               E. Floyd Kvamme

    2. To approve an amendment to the Company's 1996 Equity Incentive Plan to increase the number of shares of Common Stock reserved thereunder by 1,500,000 shares.

    3. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Company for the fiscal year ending December 31, 1997.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on April 4, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                     By Order of the Board of Directors



                                     Warren M. Weiss
                                     President and Chief Executive Officer

Sunnyvale, California
April 18, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                              PRISM SOLUTIONS, INC.
                                1000 HAMLIN COURT
                           SUNNYVALE, CALIFORNIA 94089
                                   -----------

                                 PROXY STATEMENT
                                   -----------

                                 APRIL 18, 1997


    The accompanying proxy is solicited on behalf of the Board of Directors of Prism Solutions, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company located at 1000 Hamlin Court, Sunnyvale, California 94089, on Tuesday, May 27, 1997 at 3:00 p.m. P.D.T. (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on April 4, 1997 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had 13,385,462 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the meeting. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 18, 1997. An annual report for the fiscal year ended December 31, 1996 is enclosed with this Proxy Statement.

                          VOTING RIGHTS; REQUIRED VOTE

      Holders of the Company's Common Stock are entitled to one vote for each share held as of the foregoing record date. Shares of Common Stock may not be voted cumulatively.

      Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposal No. 2 (a proposal to amend the Company's 1996 Equity Incentive Plan to increase the number of shares reserved thereunder) and Proposal No. 3 (a proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1997) require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the proposals. Abstentions will be counted towards a quorum and have the same effect as a negative vote with respect to Proposal Nos. 2 and 3. In the event that a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, such "broker non-votes" will also be counted towards a quorum but will not be counted for any purpose in determining whether a proposal has been approved. All votes will be tabulated by the inspector of elections appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes.

                                VOTING OF PROXIES

      The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to the Company. All executed returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Company's Board of Directors). So far as is known to the Company's Board of Directors, no other matters are to be brought before the Meeting. As to any business that may properly come before the

Meeting, however, it is intended that proxies in the form enclosed will be voted in accordance with the judgment of the persons holding such proxies.

      In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

                             SOLICITATION OF PROXIES

      The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                             REVOCABILITY OF PROXIES

      Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

    At the Meeting, stockholders will elect directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. The size of the Company's Board of Directors (the "Board") is currently set at seven members. Accordingly, seven nominees will be elected at the Meeting to be the seven directors of the Company. If any nominee for any reason is unable to serve, or for good cause, will not serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

DIRECTORS/NOMINEES

    The names of the nominees, and certain information about them, are set forth below:


                                                                       DIRECTOR
NAME OF NOMINEE           AGE         PRINCIPAL OCCUPATION               SINCE
---------------           ---         --------------------             --------
James W. Ashbrook          54    Chairman of the Board of Directors      1991
                                 of the Company

Warren M. Weiss            40    President and Chief Executive           1997
                                 Officer of the Company

Kevin A. Fong(1)           43    Venture Capitalist                      1992

Promod Haque(2)            48    Partner, Norwest Venture Capital        1993

E. Floyd Kvamme(1)         59    Venture Capitalist                      1992

Nancy J. Schoendorf        42    Venture Capitalist                      1993

Norris van den Berg(2)     58    Venture Capitalist                      1992


-----------
(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    Mr. Ashbrook has been a director of the Company since September 1991 and Chairman of the Board of Directors since March 1995. He also served as President and Chief Executive Officer of the Company from June 1991 to February 1997. From 1985 to May 1991, Mr. Ashbrook was employed by AST Research, most recently as Senior Vice President, Marketing, and from 1983 to 1984, Mr. Ashbrook served as Vice President of Sales and Marketing for CXI, Inc., a marketer of high performance hardware and software products. He has also held executive and management positions at Momentum Computers, National Advanced Systems and International Business Machines Corporation. Mr. Ashbrook holds Bachelor of Science and Master of Science degrees in mechanical engineering from the University of Illinois.

    Mr. Weiss has been President, Chief Executive Officer and a director of the Company since February 1997. From June 1996 to February 1997, he served as President and Chief Operating Officer of SQRIBE Technologies, a provider of server-based reporting solutions. From April 1995 to May 1996, Mr. Weiss served as President and Chief Executive Officer of Strategic Mapping, Inc., a software development company. From 1993 to 1994, Mr. Weiss was employed by NeXT Computer, Inc., a computer systems company, most recently as Vice President, Worldwide Sales and Service. He has also held senior management positions at Continuum Systems, Inc. and Management Science America. Mr. Weiss holds a Bachelor of Science degree in criminology from Western Illinois University.

    Mr. Fong has been a director of the Company since April 1992. He is currently also a director of Legato Systems, Inc. and several privately held companies. He has been a general partner of certain Mayfield Funds, venture capital funds, since 1990. He holds a Bachelor of Science degree in electrical engineering from the University of California and a Master of Business Administration and a Master of Science degree in electrical engineering from Stanford University.

    Mr. Haque has been a director of the Company since April 1993. He is currently also a director of Connect, Inc., Raster Graphics, Inc., Transaction Systems Architects, Inc., Optical Sensors, Inc., Forte Software, Inc., and several privately held companies. Mr. Haque joined Norwest Venture Capital Management, Inc., a venture capital firm, in November 1990 and currently serves as its Vice President. He is also a general partner of Itasca Partners and Itasca Partners V, which are the general partners of Norwest Equity Partners IV and Norwest Equity Partners V, respectively, Minnesota Limited Partnerships. He holds a Bachelor of Science degree in electrical engineering from the University of New Delhi, India and a Master of Science and Doctorate in electrical engineering and a Master of Business Administration from Northwestern University.

    Mr. Kvamme has been a director of the Company since April 1992. He is currently also a director of TriQuint Semiconductor, Inc., Harmonic Lightwaves, Inc., Photon Dynamics, Inc., and several privately held companies He has been a partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since 1984. He holds a Bachelor of Science degree in engineering from the University of California and a Master of Science degree in engineering from Syracuse University.

    Ms. Schoendorf has served as a director of the Company since December 1993. She has been a general partner of Mohr, Davidow Ventures, a venture capital firm, since June 1993 and is a director of several privately held companies. Prior to joining Mohr, Davidow Ventures, Ms. Schoendorf was an independent consultant from June 1989 to June 1993. She holds a Bachelor of Science degree in math and computer science from Iowa State University and a Master of Business Administration from the University of Santa Clara.

    Mr. van den Berg has been a director of the Company since April 1992. He has been a general partner of JMI Equity Fund, L.P. since July 1991. From 1962 to June 1991, Mr. van den Berg was employed by International Business Machines Corporation, most recently as Manager of Strategy and Marketing. He holds a Bachelor of Science degree in philosophy and mathematics from the University of Maryland.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

    The Board met eight times, including telephone conference meetings, and acted by written consent once during 1996. Each of the seven nominees for election as directors attended at least 75% of the aggregate of the total number of meetings of the Board which were held while he or she was a director and of the total number of meetings of each of the committees of the Board on which he or she served which were held while he or she was a member of such committee.

    Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

    Messrs. Haque and van den Berg are the current members of the Audit Committee. The Audit Committee was established in February 1996 and met once during 1996. The Audit Committee's purpose is to meet with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; review the general scope of the Company's annual audit and the fees charged by the independent accountants; review and monitor the performance of non-audit services by the Company's auditors; review the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, make recommendations to the full Board; and perform such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may now or in the future be listed.

    Messrs. Fong and Kvamme are the current members of the Compensation Committee. The Compensation Committee was established in February 1996. The Compensation Committee did not meet independently of the Board as a whole during 1996, but acted as a committee at five meetings of the Board during 1996. The Compensation Committee's purpose is to review and approve compensation and benefits for the Company's key executive officers, administer the Company's stock purchase and equity incentive plans and report to the Board of Directors regarding such matters.

                 THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                         EACH OF THE NOMINATED DIRECTORS


          PROPOSAL NO. 2 - AMENDMENT TO THE 1996 EQUITY INCENTIVE PLAN

    On March 18, 1997, the Board adopted, subject to stockholder approval, an amendment to the Company's 1996 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares. The stockholders of the Company are now being asked to approve such amendment.

    The availability of additional awards under the Incentive Plan will facilitate the Company's expansion of its employee base, both through new hiring and acquisitions. Management believes that this amendment to the Incentive Plan is in the best interests of the Company because of the continuing need to provide incentives to attract and retain quality employees and remain competitive in the industry.

    Below is a summary of the principal provisions of the Incentive Plan assuming approval of the amendment, which summary is qualified in its entirety by reference to the full text of the Incentive Plan.

                    SUMMARY OF THE 1996 EQUITY INCENTIVE PLAN

EQUITY INCENTIVE PLAN HISTORY

    The Board adopted, and the stockholders approved, the Incentive Plan in January 1996. The purpose of the Incentive Plan is to provide incentives to attract, retain and motivate qualified employees, officers, directors, consultants, independent contractors and advisors whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

SHARES SUBJECT TO THE INCENTIVE PLAN

    The stock subject to issuance under the Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. The number of shares currently reserved for issuance under the Incentive Plan is 2,000,000 shares. This proposal No. 2 seeks to increase the number of shares reserved for issuance under the Incentive Plan from 2,000,000 shares to 3,500,000 shares. If any option granted pursuant to the Incentive Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, or any award is forfeited or repurchased by the Company at the original purchase price, the shares released from such award will again become available for grant and purchase under the Incentive Plan. The number of shares reserved for issuance under the Incentive Plan is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ADMINISTRATION

    The Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Messrs. Fong and Kvamme, both of whom are "non-employee directors," as that term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors," as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

    Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of each such award. The Committee has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder. Members of the Compensation Committee are not eligible to receive awards under the Incentive Plan.

ELIGIBILITY

    Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any parent, subsidiaries and affiliates) are eligible to receive awards under the Incentive Plan. No person who receives an award under the Incentive Plan (a "Participant") is eligible to receive more than 500,000 shares of Common Stock in any calendar year under the Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 1,000,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of April 4, 1997, approximately 200 persons were eligible to participate in the Incentive Plan, 1,657 shares had been issued upon the exercise of options under the Incentive Plan and 1,840,501 shares were subject to outstanding options under the Incentive Plan. As of that date, 157,842 shares were available for future option grants (not including the 1,500,000 additional shares by which the Incentive Plan is to be increased under this proposal No. 2). The closing price of the Company's Common Stock on the Nasdaq National Market on April 4, 1997 was $5.375 per share.

STOCK OPTIONS

    The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company.

    The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock on the date the ISO is granted. In the case of an ISO granted to a 10% stockholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock on the date the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock on the date of grant. To date, the Company has not granted options under the Incentive plan at less than fair market value.

    The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock (owned by the Participant for at least six months if such shares were not obtained by the Participant in the public market) having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a

National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or (8) by any combination of the foregoing.

TERMINATION OF OPTIONS

    Options are generally exercisable for a period of 10 years. Options granted under the Incentive Plan terminate three months (or such shorter or longer period as determined by the Committee not exceeding five years) after the Participant ceases to be employed or retained by the Company unless the termination of employment is due to permanent and total disability or death, in which case the option may, but need not, provide that it may be exercised at any time within 12 months of termination to the extent the option was exercisable on the date of termination. In no event will an option be exercisable after the expiration date of the option.

RESTRICTED STOCK AWARDS

    The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of the fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Committee at the time of grant. To date, the Company has not granted any restricted stock awards.

STOCK BONUS AWARDS

    The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. To date, the Company has not granted any stock bonus awards.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

    In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, convert or replace, or substitute equivalent awards for, awards granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards). In the event that the successor corporation, if any, does not assume or substitute the awards awarded, such awards will accelerate in full immediately prior to such transaction if such transaction occurs after March 14, 1998, or shall expire at the time and upon the conditions as the Board determines if such transaction occurs prior to March 14, 1998.

AMENDMENT OF THE INCENTIVE PLAN

    The Board may at any time amend or terminate the Incentive Plan, including amendment of any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

TERM OF THE INCENTIVE PLAN

    Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will terminate in January 2006, ten (10) years from the date the Incentive Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

    THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN, AND IS, ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

    Incentive Stock Options. A Participant will not recognize income upon grant of an ISO and will not incur tax on its exercise (unless the Participant is subject to the alternative minimum tax described below). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for one year after the date the option was exercised and for two years after the date the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO shares.

    If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, generally will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

    Alternative Minimum Tax. The difference between the fair market value of the ISO shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also upon a sale of ISO shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of fair market value of the ISO shares at exercise over the amount paid for the ISO shares. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

    Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

    Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

    The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under
Section 401(a) of the Code.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT
                        TO THE 1996 EQUITY INCENTIVE PLAN


                   PROPOSAL NO. 3 - RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    The Company has selected Coopers & Lybrand L.L.P. as its independent accountants to perform the audit of the Company's financial statements for 1997, and the stockholders are being asked to ratify such selection. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                  OF THE SELECTION OF COOPERS & LYBRAND L.L.P.

                   SUMMARY OF 1996 DIRECTORS STOCK OPTION PLAN
                      AND 1996 EMPLOYEE STOCK PURCHASE PLAN

    Below is a summary of the principal provisions of the Company's 1996 Directors Stock Option Plan and 1996 Employee Stock Purchase Plan. There is no need for stockholder approval of these plans at the Meeting, and none is being sought. These summaries are provided to inform stockholders of the plans and are qualified in their entirety by reference to the full text of such plans.


                        1996 DIRECTORS STOCK OPTION PLAN

DIRECTORS PLAN HISTORY. The Board, adopted, and the stockholders approved, the 1996 Directors Stock Option Plan (the "Directors Plan") in January 1996 and February 1996, respectively. The Board and the stockholders amended the Directors Plan in February 1996.

SHARES SUBJECT TO THE DIRECTORS PLAN

    The shares subject to options under the Directors Plan consists of shares of the Company's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to the Directors Plan is 300,000 shares of Common Stock. In the event that any outstanding option under the Directors Plan expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such option may again be available for the grant of options under the Directors Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ADMINISTRATION

    The Directors Plan is presently administered by the Board. The interpretation by the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan will be final and conclusive.

ELIGIBILITY

    Under the Directors Plan, the Company automatically grants options to each director of the Company who is not an employee of the Company (or of any parent, subsidiary or affiliate of the Company). Directors who are consultants or independent contractors of the Company are eligible to participate in the Directors Plan. As of April 4, 1997, five (5) persons were eligible to receive options under the Directors Plan, 100,000 shares of Common Stock were subject to outstanding options granted under the Directors Plan and 200,000 shares of Common Stock were available for future grants under the Directors Plan.

FORMULA FOR OPTION GRANTS

    Each non-employee director who was or becomes a member of the Board on or after March 14, 1996, the effective date of the Company's initial public offering of its Common Stock (the "Effective Date"), was or will be automatically granted an option to purchase 20,000 shares of Common Stock under the Directors Plan (the "Initial Grant"). Also, at each annual meeting of stockholders of the Company, each non-employee director will be automatically granted an additional option to purchase 10,000 shares of Common Stock under the Directors Plan, so long as he or she continuously remains a director of the Company (the "Succeeding Grant").

TERMS OF OPTION GRANTS

    The Directors Plan permits the granting of options that are intended to qualify as NQSOs. Each Initial Grant and Succeeding Grant will have a term of ten (10) years, unless terminated earlier due to the non-employee director's termination as a director and consultant of the Company. Each Initial Grant or Succeeding Grant will vest as to 25% of the shares subject to such grant upon the first anniversary of the applicable grant date and as to 2.08% of the shares on the last date of each month following such first anniversary, so long as the non-employee director continuously remains a director or a consultant of the Company. All options granted under the Directors Plan are immediately exercisable, provided, however, that the Company reserves the right to repurchase all unvested shares held by the director should the director cease to be a director and consultant to the Company.

    The option exercise price will be the "fair market value" (as defined in the Directors Plan) of the Common Stock of the Company as of the date of the grant of the option. The option exercise price will be payable in cash (by check) and in a number of other forms of consideration, including fully paid shares of Common Stock owned by the non-employee director for more than six (6) months, by waiver of compensation due or accrued to the non-employee director for services rendered, through a "same day sale," through a "margin commitment," or through any combination of the foregoing.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

    In the event of a merger or consolidation in which there is a substantial change in the stockholders of the Company, dissolution or liquidation of the Company or any other similar corporate transaction, the vesting of all options granted pursuant to the Directors Plan will accelerate so that all outstanding options will become vested in full prior to the consummation of such transaction, and if such options are not exercised prior to the consummation of such event, such options will terminate.

AMENDMENT OF THE DIRECTORS PLAN

    The Board, to the extent permitted by law, and with respect to any shares at the time not subject to options, may terminate or amend the Directors Plan; provided, however, that the Board may not, without stockholder approval, increase the total number of shares of Common Stock available for issuance under the Directors Plan or change the class of persons eligible to receive options; and provided further that no amendment may be made to the eligibility and award formula or terms and conditions of options sections of the Directors Plan more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder. In any case, no amendment of the Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the applicable non-employee director.

TERM OF THE DIRECTORS PLAN

    Unless terminated earlier in accordance with the provisions of the Directors Plan, the Directors Plan will terminate in January 2006, ten (10) years from the date the Directors Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

    For the federal income tax implications to the non-employee directors and the Company of options granted under the Directors Plan, please refer to the discussion of the tax implications of nonqualified stock options in "Federal Income Tax Information" in the discussion of the Incentive Plan above.

ERISA AND SECTION 401(a)

    The Directors Plan is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the Code.



                        1996 EMPLOYEE STOCK PURCHASE PLAN

STOCK PURCHASE PLAN HISTORY

      The Board adopted, and the stockholders approved, the Company's 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") in January 1996 and February 1996, respectively. The Board amended the Stock Purchase Plan in December 1996. The purpose of the Stock Purchase Plan is to provide employees of the Company designated by the Board as eligible to participate ("Participating Employees") with a convenient means of acquiring an equity interest in the Company through payroll deductions and to provide an incentive for continued employment.

SHARES SUBJECT TO STOCK PURCHASE PLAN

    An aggregate of 500,000 shares of the Company's Common Stock has been reserved by the Board for issuance under the Stock Purchase Plan.

ADMINISTRATION

    The Stock Purchase Plan is administered by the Committee. The interpretation or construction by the Committee of any provisions of the Stock Purchase Plan or of any option granted under it will be final and binding on all Participating Employees.

ELIGIBILITY

    All employees of the Company, or of any of its subsidiaries, are eligible to participate in an Offering Period (as hereinafter defined) under the Stock Purchase Plan except the following:

      (a) employees who are not employed by the Company, or any of its subsidiaries, ten days before the beginning of such Offering Period;

      (b) employees who are customarily employed for less than twenty (20) hours per week;

      (c) employees who are customarily employed for less than five (5) months in a calendar year; or

      (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to section 424(d) of the Code, own stock or hold options to purchase stock or who, as a result of participation in the Stock Purchase Plan, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries.

      (e) individuals who provide services to the Company as independent contractors whether or not reclassified as common law employees, unless the Company withholds or is required to withhold U.S. Federal employment taxes for such individuals pursuant to Section 3402 of the Code.

    As of April 4, 1996, approximately 200 persons were eligible to participate in the Stock Purchase Plan, 112,805 shares of Common Stock had been issued pursuant to the Stock Purchase Plan and 387,195 shares of Common Stock were reserved for future issuance pursuant to the Stock Purchase Plan.

    Each offering of Common Stock under the Stock Purchase Plan is generally for a period of 24 months (the "Offering Period") presently commencing on February 1 and August 1 of each year and ending on July 31 and January 31 of each year. The initial Offering Period commenced on March 15, 1996 and will end on March 31, 1998. Each Offering Period shall consist of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Stock Purchase Plan. The first day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period. A Participating Employee cannot participate simultaneously in more than one Offering Period. The Board has the power to change the duration of Offering Periods or Purchase Periods without stockholder approval provided that the change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

    Participating Employees participate in the Stock Purchase Plan during each Offering Period through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums, bonuses and draws, unreduced by the amount by which the Participating Employee's salary is reduced pursuant to Sections 125 or 401(k) of the Code, not to exceed $21,250 per any calendar year or such other lower limit as set by the Committee.

    Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Stock Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate continues to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. Not more than one change may be made during a single Offering Period.

PURCHASE PRICE

    The purchase price of shares that may be acquired in any Purchase Period under the Stock Purchase Plan will be 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is the closing price of the Company's Common Stock on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal, except that the fair market value of a share of the Company's Common Stock on the Offering Date of the first Offering Period was the price per share at which shares of the Company's Common Stock were offered for sale to the public in the Company's initial public offering of shares of its Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

PURCHASE OF STOCK UNDER THE STOCK PURCHASE PLAN

    On each Purchase Date, the number of whole shares a Participating Employee will be able to purchase will be determined by dividing the total amount then held in the Participating Employee's account pursuant to the Stock Purchase Plan by the purchase price for each share determined as described above. No more than twice the number of shares an employee would have been eligible to purchase at 85% of the fair market value of a share on the Offering Date may be purchased by an employee if the fair market value of a share on the Purchase Date drops to less than one-half of the fair market value on the Offering Date. At any time prior to thirty days before the commencement of an Offering Period, the Board may set a maximum number of shares which may be purchased by any employee participating in the Stock Purchase Plan on any Purchase Date.

WITHDRAWAL

    A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period in the same manner as for initial participation in the Stock Purchase Plan.

AMENDMENT OF THE STOCK PURCHASE PLAN

    The Board may at any time amend, terminate or extend the term of the Stock Purchase Plan, except that any such termination cannot affect the terms of options previously granted under the Stock Purchase Plan, nor may any amendment make any change in the terms of options previously granted which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval if such amendment would: (a) increase the number of shares that may be issued under the Stock Purchase Plan; (b) change the designation of the employees (or class of employees) eligible for participation in the Stock Purchase Plan; or (c) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

TERM OF THE STOCK PURCHASE PLAN

    The Stock Purchase Plan will terminate upon the earlier to occur of (a) termination of the Stock Purchase Plan by the Board, (b) issuance of all the shares of Common Stock reserved for issuance thereunder, or (c) ten (10) years from the adoption of the Stock Purchase Plan by the Board.

FEDERAL INCOME TAX INFORMATION

      THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE STOCK PURCHASE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES FOR PARTICIPATION IN THE STOCK PURCHASE PLAN.

      The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

      Tax Treatment of the Participating Employee. Participating employees will not recognize income for federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

      If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (i) 15% of the fair market value of the shares at the beginning of the Offering Period or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of the shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a long-term capital loss for the difference between the sale price and the purchase price.

      If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one year or the two year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (currently not subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of the sale and the fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains continue to be offset by capital losses and up to $3,000 of capital losses may be used annually against ordinary income.

      Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

ERISA AND SECTION 401(a)

    The Stock Purchase Plan is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the Code.

                                NEW PLAN BENEFITS


      The amounts of future option grants under the Incentive Plan to (i) the Company's Chief Executive Officer; (ii) the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at the end of fiscal 1996 (together, the "Named Executive Officers"); (iii) all current executive officers as a group; (iv) all current directors who are not executive officers as a group; and (v) all employees, including all officers who are not executive officers, as a group, are not determinable because, under the terms of the Incentive Plan, such grants are made in the discretion of the Committee or its designees. Future option exercise prices under the Incentive Plan are not determinable because they are based upon the fair market value of the Company's Common Stock on the date of grant. Future option grants under the Directors Plan are determined as set forth in the description of the Directors Plan above; future option exercise prices under the Directors Plan are not determinable because they are based upon the fair market value of the Company's Common Stock on the date of grant. Future purchases under the Stock Purchase Plan are not determinable because they are based on participant contributions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of April 4, 1997, known to the Company regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and nominee, (iii) each Named Executive Officer (as defined under "Executive Compensation") and
(iv) all executive officers and directors as a group.

                                              AMOUNT AND NATURE      PERCENT OF
                                                OF BENEFICIAL       OUTSTANDING
NAME OF BENEFICIAL OWNER                         OWNERSHIP(1)     COMMON STOCK(1)
------------------------                         ------------     ---------------
Kevin Fong
   Mayfield Funds(2) ..................            2,072,787            15.5%

E. Floyd Kvamme
   KPCB VI Associates(3) ..............            2,068,545            15.4

Promod Haque
   Norwest Equity Partners Funds (4) ..            1,837,750            13.7

Nancy Schoendorf
   Mohr Davidow Ventures III(5) .......            1,150,484             8.6

Norris van den Berg
   JMI Equity Fund, L.P.(6) ...........              752,284             5.6

Cynthia F. Schmidt(7) .................              530,187             4.0

James W. Ashbrook(8) ..................              532,543             4.0

Donald N. Taylor(9) ...................               78,646               *

Warren M. Weiss (10) ..................               67,710               *

William B. Binch(11) ..................               45,202               *

Philip M. Sakakihara(12) ..............               43,865               *

All executive officers and directors as
   a group (12 persons)(13) ...........            9,289,003            67.6

------------
*   Less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of April 4, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Represents (i) 1,835,796 shares held of record by Mayfield VI, (ii) 130,558 shares held of record by Mayfield Software Technology Partners, (iii) 81,930 shares held of record by Mayfield Associates (iv) 4,503 shares held of record by Mr. Fong and (v) 20,000 shares subject to immediately exercisable options held by Mr. Fong. Mayfield VI, Mayfield Software Technology Partners and Mayfield Associates are limited partnerships with some overlap of general partners. Kevin Fong, a director of the Company, is a general partner of Mayfield VI Management, which is the general partner of Mayfield VI, which is the general partner of Mayfield Software Technology Partners and a limited partner of Mayfield Associates. Mr. Fong disclaims beneficial ownership of shares held by the Mayfield funds except as to his proportional ownership interest therein. The address of Mr. Fong and the Mayfield funds is 2800 Sand Hill Road, Menlo Park, California 94025.

(3) Represents (i) 2,048,283 shares held of record by Kleiner Perkins Caufield & Byers VI, (ii) 262 shares held of record by Mr. Kvamme and (iii) 20,000 shares subject to immediately exercisable options held by Mr. Kvamme. E. Floyd Kvamme, a director of the Company, is a general partner of

     KPCB VI Associates, which is the general partner of Kleiner Perkins Caufield & Byers VI. The address of Mr. Kvamme, KPCB VI Associates and Kleiner Perkins Caufield & Byers VI is 2750 Sand Hill Road, Menlo Park, California 94025.

(4) Represents (i) 1,811,750 shares held of record by Norwest Equity Partners IV, (ii) 6,000 shares held of record by Norwest Equity Partners V and (iii) 20,000 shares subject to immediately exercisable options held by Mr. Haque. Promod Haque, a director of the Company, is a general partner of Itasca Partners and Itasca Partners V, which are the general partners of Norwest Equity Partners IV and Norwest Equity Partners V, respectively. Mr. Haque disclaims beneficial ownership of shares held by the Norwest Equity Partners funds except as to his proportional pecuniary interest therein. The address of Mr. Haque, and the Norwest Equity Partners funds is 3000 Sand Hill Road, Building 3, #105, Menlo Park, California 94025.

(5) Represents (i) 1,130,484 shares held of record by Mohr, Davidow Ventures III and (ii) 20,000 shares subject to immediately exercisable options held by Ms. Schoendorf. Nancy Schoendorf, a director of the Company, is a general partner of WLPJ Partners, which is the general partner of Mohr, Davidow Ventures III. Ms. Schoendorf disclaims beneficial ownership of shares held by Mohr, Davidow Ventures III except as to her proportional ownership interest therein. The address of Ms. Schoendorf, WLPJ Partners and Mohr, Davidow Ventures III is 300 Sand Hill Road, Building 1, Suite 240, Menlo Park, California 94025.

(6)  Represents (i) 732,284 shares held of record by JMI Equity Fund, L.P. and
     (ii) 20,000 shares subject to immediately exercisable options held by Mr. van den Berg. Norris van den Berg, a director of the Company, is a general partner of JMI Equity Fund L.P. The address of Mr. van den Berg and JMI Equity Fund, L.P. is P.O. Box 18181, 520 Gonowabie Road, Crystal Bay, Nevada 89402.

(7) Represents 530,187 shares held of record by the Schmidt Family Trust dated December 29, 1995. Ms. Schmidt shares voting and investment power over these shares with her co-trustee of the Schmidt Family Trust.

(8)  Represents 532,074 shares held of record by the James W. Ashbrook and Melba
     J. Ashbrook Living Trust dated May 2, 1991 and 469 shares of Common Stock subject to fully exercisable options held by Melba Jean Ashbrook, Mr. Ashbrook's spouse.

(9) Includes 78,646 shares subject to options that are currently exercisable or exercisable within 60 days of April 4, 1997.

(10) Includes 67,710 shares subject to options that are currently exercisable or exercisable within 60 days of April 4, 1997.

(11) Includes 39,202 shares subject to options that are currently exercisable or exercisable within 60 days of April 4, 1997.

(12) Includes 43,865 shares subject to options that are currently exercisable or exercisable within 60 days of April 4, 1997.

(13) Includes 364,892 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of April 4, 1997.

                             EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company during each of 1995 and 1996 by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as executive officers at the end of 1996 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                        LONG-TERM
                                                                ANNUAL COMPENSATION                COMPENSATION AWARDS
                                                    ------------------------------------------ --------------------------
                                                                                               SECURITIES
                                                                                OTHER ANNUAL   UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR      SALARY (1)      BONUS (2)  COMPENSATION(3)  OPTIONS   COMPENSATION(4)
---------------------------               ----      ----------      ---------  --------------- ---------- ---------------
James W. Ashbrook, Chairman of            1996      $ 173,675       $ 50,000           --            --   $    442
     the Board of Directors and           1995        164,400         20,000           --       300,000         --
     Former President and Chief
     Executive Officer(5)

Donald N. Taylor, Vice President,         1996        142,920        156,514   $   23,914        25,000         --
     International                        1995         58,405         22,516        2,604        75,000         --

Philip M. Sakakihara, Vice                1996        175,000         35,000           --        70,000         --
     President, Development               1995          5,272             --           --        80,000         --

William B. Binch, Vice President,         1996        137,397         54,012           --        95,000         --
     North American Field                 1995             --             --           --            --         --
     Operations

Cynthia F. Schmidt, Vice President,       1996        138,125         20,000           --            --        625
     Marketing                            1995        122,883         15,000           --        30,000         --

---------------------

(1) Warren M. Weiss, who joined the Company in February 1997 as President and Chief Executive Officer is compensated at an annual salary rate of $250,000 and received a signing bonus of $50,000 in February 1997. He is also eligible to receive an annual bonus of $100,000.

(2)   Includes sales draws and commissions earned.

(3)   Represents car allowances paid by the Company.

(4)   Represents life insurance premiums paid by the Company.

(5) Mr. Ashbrook served as President and Chief Executive Officer of the Company until February 1997.


      The following table sets forth further information regarding the option grants pursuant to the Company's Incentive Plan during 1996 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                          OPTION GRANTS IN FISCAL 1996


                                                           INDIVIDUAL GRANTS
                                 --------------------------------------------------------------    POTENTIAL REALIZABLE VALUE AT
                                 NUMBER OF          PERCENT OF                                     ASSUMED ANNUAL RATES OF STOCK
                                 SECURITIES        TOTAL OPTIONS                                   PRICE APPRECIATION FOR OPTION
                                 UNDERLYING         GRANTED TO                                                 TERM (2)
                                  OPTIONS          EMPLOYEES IN    EXERCISE PRICE    EXPIRATION    -----------------------------
        NAME                     GRANTED(1)         FISCAL 1996       PER SHARE         DATE            5%                10%
--------------------             ----------        ------------    --------------    ----------    ------------       ----------
James W. Ashbrook ..                   --                --                   --            --             --                --
Donald N. Taylor ...               25,000               1.5%         $     4.875      10/30/06       $ 76,647          $194,237
Philip M. Sakakihara               10,000               0.6               14.000       7/18/06         88,045           223,124
                                   60,000               3.3                4.875      10/30/06        183,952           466,170
William B. Binch ...               53,333               2.9                7.500       1/17/06        251,556           637,493
                                   16,667               0.9                7.500       1/17/06         78,613           199,222
                                   25,000               1.5                4.875      10/30/06         76,647           194,237
Cynthia F. Schmidt .                   --                --                   --            --             --                --

-----------

(1) Options granted under the Incentive Plan and its predecessor, the Company's 1992 Stock Option Plan, in 1996 generally have been incentive stock options or nonqualified stock options that were granted at fair market value and that become exercisable as they vest over a four-year period so long as the individual is employed by the Company, except for an option to purchase 16,667 shares of the Company's Common Stock granted to William B. Binch in January 1996, which was immediately exercisable but subject to a repurchase right which lapses over four years. Options expire ten years from the date of grant.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

     In February 1997, the Company issued two options to purchase an aggregate of 700,000 shares of Common Stock to Warren M. Weiss at an exercise price of $8.25 per share.

    No options were exercised by any of the Named Executive Officers during fiscal 1996. The following table shows the number of shares covered by both exercisable and unexercisable stock options held by Named Executive Officers as of December 31, 1996. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $8.25 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1996.

                           1996 FISCAL YEAR-END VALUES

                                NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                               UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS AT
                             OPTIONS AT FISCAL YEAR-END             FISCAL YEAR-END (1)
                            ----------------------------      ------------------------------
       NAME                 EXERCISABLE    UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
--------------------        -----------    -------------      -----------      -------------
James W. Ashbrook ..              --               --                --                --

Donald N. Taylor ...          76,041           23,959          $507,263          $ 80,862

Philip M. Sakakihara          28,998          121,002            78,444           344,056

William B. Binch ...          31,041           63,959            26,013           110,862

Cynthia F. Schmidt .              --               --                --                --


-----------

(1) These values have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on December 31, 1996, the last day of trading for the fiscal year.

                              DIRECTOR COMPENSATION

     Directors of the Company do not receive fees for attending meetings of the Company's Board of Directors. All members of the Board of Directors who are not also employees of the Company, or of a parent, subsidiary or affiliate of the Company, are eligible to receive options under the Directors Plan. During 1996, Kevin Fong, E. Floyd Kvamme, Promod Haque, Nancy Schoendorf and Norris van den Berg each received an option to purchase 20,000 shares of Common Stock at an exercise price of $17.00 per share. For a discussion of the provisions of the Directors Plan, please refer to "1996 Directors Stock Option Plan" above.

                              EMPLOYMENT AGREEMENTS

    The Company is party to employment agreements with James W. Ashbrook and Cynthia F. Schmidt, each dated as of March 27, 1992, providing for initial annual salaries of $164,000 and $78,000, respectively. The Company is also party to employment agreements with Donald N. Taylor, Philip M. Sakakihara and William
B. Binch, dated July 10, 1995, December 8, 1995 and December 22, 1995, respectively, providing for annual salaries of $137,500, $175,000 and $140,000, respectively. Messrs. Taylor and Binch are eligible to receive up to $87,500 and $100,000, respectively, in bonuses and commissions under their agreements. Mr. Taylor also receives a car allowance and contributions of up to 5% of his earnings to a defined pension plan. All of these employment agreements provide for full-time employment and may be terminated by the Company or the respective officer at any time for any reason by giving 30 days' written notice to the other party. Upon termination by the Company, the respective officer will be entitled to any unpaid compensation accrued through the effective date of the his or her termination. If any of these officers is terminated by the Company other than for cause, the Company will provide the terminated officer with a severance payment equivalent to six months' salary, payable monthly, plus medical insurance coverage in certain cases, provided, however, that such payment is subject to re-employment limitations in certain cases.

    The Company is also party to a letter agreement dated January 23, 1997 with Warren M. Weiss, the Company's President and Chief Executive Officer, which provides for Mr. Weiss to receive an annual salary of $250,000. Mr. Weiss also received a $50,000 bonus upon the commencement of his employment with the Company in February 1997 and is eligible to receive a bonus of up to $100,000 annually upon achievement of certain objectives. Mr. Weiss also received an option to purchase 650,000 shares of Common Stock which vests and becomes exercisable monthly over four years, as well as an option to purchase 50,000 shares of Common Stock which becomes exercisable upon the earlier of (i) the Company's Common Stock having a closing price in excess of $25.00 per share for more than 30 consecutive trading days, or (ii) eight years after the date of grant of the option, subject in any event to a lapsing right of repurchase if exercised prior to four years after the date of grant of the option. If Mr. Weiss is terminated by the Company other than for cause, the Company will provide Mr. Weiss with a severance payment equivalent to twelve months' salary.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Directors Fong and Kvamme are the members of the Compensation Committee. No interlocking relationships exist between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

                      REPORT OF THE COMPENSATION COMMITTEE

    Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed of two independent non-employee Directors, neither of whom have any interlocking relationships as defined by the SEC.

GENERAL COMPENSATION POLICY

    The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of the Company at or about the beginning of each fiscal year. The Committee administers the Company's incentive and equity plans, including the 1996 Equity Incentive Plan (the "Incentive Plan"), the 1996 Employee Bonus Plan (the "Bonus Plan") and the 1996 Employee Stock Purchase Plan.

    The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to management and other key employees of the Company, relates a portion of each individual's total compensation to the Company-wide management and individual objectives and profit objectives set forth at the beginning of the Company's fiscal year. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and, in the case of certain executive officers, adjusted based on the individual officer's performance as measured against personal objectives established under the Bonus Plan, as determined by the Committee in its discretion. Long-term equity incentives for executive officers are effected through the granting of stock options under the 1996 Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

    The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee compared the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation using the Hambrecht & Quist technology company survey and the Radford survey. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to receive a cash bonus under the Bonus Plan and are entitled to participate in the 1996 Plan.

    In preparing the performance graph for this Proxy Statement, the Company used the Hambrecht & Quist High Technology Index ("H & Q Stock Index") as its published line of business index. The compensation practices of most of the companies in the H & Q Stock Index were not reviewed by the Company when the Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

FISCAL 1995 EXECUTIVE COMPENSATION

    Base Compensation. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective February 1, 1996 for each executive officer, including the CEO.

    Incentive Compensation. Under the Bonus Plan, cash bonuses are awarded only if an executive officer achieved predetermined individual performance goals and the Company met predetermined corporate objectives set by the Board at the beginning of the year. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those goals have been satisfied. The objectives used by the Company as the basis for incentive compensation were based 25% on Company-wide management objectives and individual objectives and 75% on revenue and profits. The target amount of bonus and the actual amount of bonus are determined by the Committee, in its discretion after consultation with the CEO.

    Stock Options. In fiscal 1996 stock options were granted to certain executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of the stockholders. Generally, for current executive officers, the stock option grants were smaller than the grants made by comparable technology companies. Stock options typically have been granted to executive officers when the executive first joins the Company in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In fiscal 1996, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. In the discretion of the Committee, executive officers may also be granted stock options under the 1996 Plan to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

    For fiscal 1997 the Committee will be considering whether to grant future options under the 1996 Plan to executive officers based on the factors described above, with particular attention to the Company-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives established or to be established for fiscal 1997 to the Company's profit expectations and to the number of options currently held by the executive officers that remain unvested.

    Company Performance and CEO Compensation. Mr. Ashbrook was responsible for the Company obtaining a significant portion of its objectives for fiscal 1996. These objectives included satisfactorily managing the Company's initial public offering and overall corporate business plan, such as meeting the Company's revenue growth and the Company's profitability targets, and significantly strengthening the Company's market position. Based upon the criteria set forth under the discussion of Incentive Compensation above, the Committee awarded Mr. Ashbrook incentive compensation of $50,000. This figure represents 84% of the target bonus for Mr. Ashbrook. Mr. Ashbrook did not receive any stock options in fiscal 1996. The Committee reviewed the compensation practices of comparable companies in making these awards to Mr.
Ashbrook.

    1996 Option Repricing Program. Competition for skilled engineers and other key employees in the software industry is intense and the use of significant stock options for retention and motivation of such personnel is widespread in the high technology industries. The Committee believes that stock options are a critical component of the compensation offered by the Company to promote long-term retention of key employees, motivate high levels of performance and recognize employee contributions in the success of the Company. The market price of the Company's common stock decreased in 1996 from a high of $36.75 in May 1996 to a low of $4.25 in October 1996. In light of this substantial decline in market price, the Committee believed that the outstanding stock options with an exercise price in excess of the actual market price were no longer an effective tool to encourage employee retention or to motivate high levels of performance. As a result, on October 31, 1996, the Committee approved an option repricing program.

    All employees, other than executive officers, were eligible to participate under the program. Eligible optionees were permitted to exchange all outstanding options that were granted under the 1996 Plan, whether vested or unvested, with exercise prices that were equal to or greater than the closing price of the Company's common stock on October 31, 1996 on a one-for-one basis for new options at an exercise price equal to the closing price of the Company's common stock on October 31, 1996. The vesting schedule for each installment of any new options were not affected.

    Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986. The 1996 Plan is already in compliance with
Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1996 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

                                     COMPENSATION COMMITTEE

                                     FLOYD KVAMME
                                     KEVIN FONG

                         COMPANY STOCK PRICE PERFORMANCE

    The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

    The graph below compares the cumulative total stockholder return on the Common Stock of the Company from the first day of trading of the Company's Common Stock upon the Company's initial public offering (March 15, 1996) to December 31, 1996 with the cumulative total return on the Nasdaq Stock Market and the Hambrecht & Quist Technology Index (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on the date of the Company's initial public offering, and reinvestment of all dividends).


                                     [GRAPH]


    The above graph was plotted using the following data:

                                                        NASDAQ STOCK MARKET                HAMBRECHT & QUIST
                                                   -----------------------------      ---------------------------
                     PRISM SOLUTIONS, INC.                COMPOSITE INDEX                  TECHNOLOGY INDEX
                ------------------------------     -----------------------------      ---------------------------
                MARKET PRICE  INVESTMENT VALUE      INDEX       INVESTMENT VALUE       INDEX     INVESTMENT VALUE
                ------------  ----------------     -------      ----------------      ------     ----------------
03/15/96          $ 24.50         $100.00          361.001          $100.00           807.69         $100.00
03/31/96            26.50          108.16          361.864           100.24           790.50           97.87
04/30/96            32.63          133.16          391.879           108.55           876.73          108.55
05/31/96            35.50          144.90          409.872           113.54           888.94          110.06
06/30/96            23.50           95.92          391.401           108.42           826.80          102.37
07/31/96            13.50           55.10          356.543            98.77           748.15           92.63
08/31/96            15.63           63.78          376.521           104.30           792.53           98.12
09/30/96             9.38           38.27          405.339           112.28           880.39          109.00
10/31/96             4.94           20.16          400.897           111.05           865.38          107.14
11/30/96             7.56           30.87          425.742           117.93           950.86          117.73
12/31/96             8.25           33.67          425.258           117.80           929.94          115.14

                              CERTAIN TRANSACTIONS

    Since January 1, 1996, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Company's Common Stock had or any member of the immediate family of the foregoing persons or will have a direct or indirect material interest other than (i) normal compensation arrangements, which are described under "Executive Compensation" above, and (ii) the items listed below:

    In August 1995, the Company accepted a promissory note secured by a stock pledge agreement (the "Note") from James W. Ashbrook, Chairman of the Board, in the principal amount of $80,670 as partial payment for the exercise of options to purchase 413,408 shares of Common Stock. The principal balance on the Note and that interest that accrues at a rate of 8% per annum, compounded annually, are payable in full by August 2005.

                              STOCKHOLDER PROPOSALS

    Proposals of Stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 19, 1997 in order to be included in the Company's Proxy Statement and form of proxy relating to the meeting.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and certain of its officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the year ended December 31, 1996 were met, except that Philip M. Sakakihara, the Company's Vice President, Development, reported the acquisition of an option to purchase 10,000 shares of Common Stock on a Form 5 filed on March 6, 1997, more than 45 days after the end of the Company's fiscal year.

                                 OTHER BUSINESS

    The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.


  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN
     AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID
         ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                              PRISM SOLUTIONS, INC.

                           1996 EQUITY INCENTIVE PLAN

         As Adopted January 18, 1996 and Amended through March 18, 1997


           1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

           2. SHARES SUBJECT TO THE PLAN.

                 2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 3,500,000 Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                 2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

           3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 1,000,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


           4.    ADMINISTRATION.

                 4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

           (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

           (b) prescribe, amend and rescind rules and regulations relating to this Plan;

           (c)   select persons to receive Awards;

           (d)   determine the form and terms of Awards;

           (e) determine the number of Shares or other consideration subject to Awards;

           (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

           (g)   grant waivers of Plan or Award conditions;

           (h)   determine the vesting, exercisability and payment of Awards;

           (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

           (j)   determine whether an Award has been earned; and

           (k) make all other determinations necessary or advisable for the administration of this Plan.

                 4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                 4.3 Exchange Act Requirements. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

           5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                 5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                 5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                 5.3 Exercise Period. Options may be exercisable immediately (subject to repurchase pursuant to Section 12 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                 5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                 5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                 5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

           (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an
                 NQSO), but in any event, no later than the expiration date of the Options.

           (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


                 death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                 5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                 5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                 5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                 5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

           6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                 6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                 6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


                 6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

           7.    STOCK BONUSES.

                 7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                 7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                 7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                 7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

           8.    PAYMENT FOR SHARE PURCHASES.

                 8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

           (a) by cancellation of indebtedness of the Company to the Participant;

           (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


           (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

           (d) by waiver of compensation due or accrued to the Participant for services rendered;

           (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                 (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                 (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

           (f)   by any combination of the foregoing.

                 8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

           9.    WITHHOLDING TAXES.

                 9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                 9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

           (a)   the election must be made on or prior to the applicable Tax
                 Date;

           (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

           (c) all elections will be subject to the consent or disapproval of the Committee;

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


           (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

          (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

           10.   PRIVILEGES OF STOCK OWNERSHIP.

                 10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                 10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

           11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

           12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, provided, that such right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


           13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

           14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

           15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

           16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

           17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


           18.   CORPORATE TRANSACTIONS.

                 18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will accelerate in full immediately prior to such transaction if such transaction occurs after the second anniversary of the Effective Date (as defined in Section 19 of this Plan) or expire if such transaction occurs before the second anniversary of such Effective Date at such time and on such conditions as the Board shall determine.

                 18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                 18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

           19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"); provided, however, that if the Effective Date does not occur on or before December 31, 1996, this Plan will terminate having never become effective. This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

           20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

           21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

           22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

           23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                 "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                 "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                 "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                 "BOARD" means the Board of Directors of the Company.

                 "CODE" means the Internal Revenue Code of 1986, as amended.

                 "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

                 "COMPANY" means Prism Solutions, Inc.

                 "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                 "DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i)

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


(and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

                 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                 "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                 "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

           (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

           (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

           (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

           (d) if none of the foregoing is applicable, by the Committee in good faith.

                 "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

                 "OUTSIDE DIRECTOR" means any director who is not; (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company;
(b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

                 "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

                 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 "PARTICIPANT" means a person who receives an Award under this Plan.

                 "PLAN" means this Prism Solutions, Inc. 1996 Equity Incentive Plan, as amended from time to time.

                 "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 6.

                 "SEC" means the Securities and Exchange Commission.

                                                           Prism Solutions, Inc.
                                                      1996 Equity Incentive Plan


                 "SECURITIES ACT" means the Securities Act of 1933, as amended.

                 "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                 "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                              PRISM SOLUTIONS, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  THE COMPANY FOR ANNUAL MEETING, MAY 27, 1997

      The undersigned hereby appoints James Ashbrook and Warren M. Weiss, and each of them, as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock which the undersigned is entitle to vote at the 1997 Annual Meeting of the Company, to be held at the principal office of the Company located at 1000 Hamlin Court, Sunnyvale, California, on May 27, 1997, at 3:00 p.m. local time, and at any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement and (2) in their sole discretion upon such other matters as may properly come before the meeting.

      The undersigned hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and
(3) Annual Report of the Company for the fiscal year ended December 31, 1996.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE
      URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO
               THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE:


1.    ELECTION OF DIRECTORS

NOMINEES:   James W. Ashbrook, Kevin A. Fong, Promod Haque, E. Floyd Kvamme,
            Nancy S. Schoendorf, Norris van den Berg and Warren M. Weiss.

      [ ] FOR         [ ] WITHHELD


      [ ] ______________________________________________________
          For all nominees except as noted above

2. AMENDMENT OF THE 1996 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED THEREUNDER BY 1,500,000 SHARES

      [ ] FOR         [ ] AGAINST           [ ] ABSTAIN

3. RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS

      [ ] FOR         [ ] AGAINST           [ ] ABSTAIN

Mark here for address change and note at left [ ]
Mark here if you plan to attend the meeting [ ]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR. IF MORE THAN ONE NAME APPEARS, ALL MUST SIGN.

SIGNATURE_______________DATE__________SIGNATURE___________________DATE__________